SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                          CASH SYSTEMS, INC.
            (Name of Registrant as Specified in its Charter)

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(1)  Title of each class of securities to which transaction applies:  N/A.

(2)  Aggregate number of securities to which transaction applies:  N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4)  Proposed maximum aggregate value of transaction:  N/A.

(5)  Total fee paid:  N/A.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                             CASH SYSTEMS, INC.
                     3201 West County Road 42, Suite 106
                            BURNSVILLE, MN  55306

                        INFORMATION STATEMENT

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                      REQUESTED NOT TO SEND A PROXY

                            INTRODUCTION

          This Information Statement is being furnished to our stockholders (Cash Systems, Inc., a Delaware corporation [the "Company," "Cash Systems," "we", "our" or "us" or words or similar import]) regarding resolutions that have been adopted by our Board of Directors and two of our stockholders who own in excess of 50% of our outstanding voting securities (the "Majority Stockholders") in accordance with the General Corporation Law of the State of Delaware (the "Delaware Law") that will amend our 2001 Stock Option Plan ("2001 Plan") by increasing the number of shares covered thereby from 1,000,000 shares to 2,500,000 shares; that have granted certain additional options thereunder that are outlined below; and that have approved the participation by one of our new directors in our current private placement of shares of our common stock that are "restricted securities" and that are being offered by us below current market price by reason of their restricted nature.

          The two Majority Stockholders beneficially own 7,623,550 shares or approximately 54.8% of our outstanding voting securities. No other votes were required or necessary to amend the 2001 Plan; or to have granted the options outlined below; or to have approved the participation of one of our directors in our current private placement, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval," herein.

               APPROXIMATE DATE OF MAILING: March 15, 2004.

          The amendment to our 2001 Plan, the granting of the additional options thereunder that are outlined below and the approval of the participation of one of our directors in our current private placement will become effective on the later of the opening of business on April 5, 2004, or a date that is at least 21 days from the mailing of this Information Statement to our stockholders. However, for accounting purposes, the granting of these options may be accounted for in the quarter in which they were granted. These are the only matters covered by this Information Statement.

                       AMENDMENT TO OUR 2001 PLAN

          Our 2001 Plan was first adopted by our Board of Directors and then by our stockholders at our annual meeting that was held on January 2, 2003. The 2001 Plan was adopted as a means of promoting the interests of our Company and our stockholders by providing our key personnel and other individuals who are not employees but who provide services to us in the capacity of an advisor or consultant, including non-employee directors, with an opportunity to acquire a proprietary interest in our Company and thereby develop a stronger incentive to put forth maximum effort for our continued success and growth. We also believed that the 2001 Plan will aid us in attracting and retaining key personnel of outstanding ability. The 2001 Plan will expire in September, 2011, and currently provides for up to 1,000,000 shares of our Company's common stock to be issued thereunder. Pursuant to the terms of the 2001 Plan, although it will expire in September, 2011, the options issued thereunder shall continue to be exercisable until the relevant dates set forth in the individual stock option grants. A copy of the 2001 Plan is attached as Exhibit A.

         The 2001 Plan is administered by our Company's Board. The Board determines whether each option is to be an Incentive Option or Non-Qualified Option, and determines the terms of options granted, including the exercise price, the number of shares subject to the option and the period of exercisability. No Incentive Option may be exercised more than 10 years after its grant date, provided, however, that no Incentive Option granted to a person owning more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of our Company (a "Ten Percent Stockholder") may be exercised more than five years from the date that the option is granted. To the extent the aggregate fair market value, determined at the time the option is granted, of our common stock with respect to which all Incentive Options are exercisable for the first time by an employee during any calendar year exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Options. During the lifetime of the optionee, only the optionee may exercise the option. In the event of a change in control of our Company as defined in the 2001 Plan, our Board may provide for the acceleration of vesting of options.

          The exercise price of all Incentive Options granted under the 2001 Plan must be not less than the fair market value of the common stock at the time the Incentive Options are granted, as determined according to the 2001 Plan. The exercise price of any Incentive Options granted to a Ten Percent Stockholder must be not less than 110% of the fair market value of the common stock at the time the Incentive Options are granted, as determined by the Board of Directors in good faith.

          Under the 2001 Plan, our Board may permit participants, subject to compliance with applicable securities laws and the discretion of our Board and upon such terms and conditions as it may impose, to surrender shares of the common stock (either shares received upon the exercise of the option or shares previously owned by the optionee) to us to satisfy federal and state withholding tax obligations. In addition, our Board may grant, subject to its discretion and such rules as it may adopt, a bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise of the option. The amount of any such bonus will be taxable to the participant as ordinary income, and we will have a corresponding deduction equal to such amount (subject to the tax rules concerning reasonable compensation).

          The grant of an incentive stock option pursuant to the 2001 Plan should result in no tax consequences to the optionee or our Company. The holder of an Incentive Option generally will have no taxable income upon exercising an Incentive Option (except that the alternative minimum tax may apply), and we generally will receive no tax deduction when an Incentive Option is exercised. Upon exercise of a Non-Statutory Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and we will be entitled to a tax deduction for the same amount for the taxable year in which the exercise occurs. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Option or a Non-Statutory Option. Generally, there will be no tax consequence to us in connection with a disposition of shares acquired under an option except that we may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Option before the applicable Incentive Option holding period has been satisfied.

          Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In particular, under current law, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made, the amount of ordinary income recognized and the amount of the employer's deduction may be determined as of such later date.

          Although the Board may amend, suspend or discontinue the 2001 Plan, the approval of our stockholders is required to increase the number of shares of our common stock authorized for issuance under the 2001 Plan, change the manner of determining the exercise price of an option issued under the 2001 Plan, increase the maximum term of options provided for under the 2001 Plan or change class of persons eligible to receive Options under the 2001 Plan.

          The resolutions adopted by the Board of Directors and the Majority Stockholders only increase the shares authorized to be issued under the 2001 Plan from 1,000,000 to 2,500,000. All other terms and provisions of the 2001 Plan remain unchanged.

               GRANT OF CERTAIN OPTIONS UNDER THE 2001 PLAN

Current Options Granted.
------------------------

          The following table reflects the options that had already been granted under the 2001 Plan, along with other information respecting each grant:

                    Current 2001 Plan Option Table
                    ------------------------------

               Qual/NonQual
               /Number of                   Grant       Vest       Out-
Optionee       Shares           Price       Date        Date       standing
--------       ------           -----       ----        ----       --------
Craig Potts    Q/100,000        1.38      09/25/01     09/25/01    100,000
               Q/281,000        1.83      01/30/03     01/30/03    281,000

Christopher
Larson         Q/ 25,000        1.25      09/25/01     09/25/01     25,000
               Q/106,000        1.83      01/30/03     01/30/03    106,000

David Stueve   Q/ 50,000        1.25      09/25/01     09/25/01     50,000
               Q/ 50,000        1.25      09/25/01     09/25/02     50,000
               Q/ 25,000        1.66      01/30/03     01/30/03     25,000

Jason Bohn     N/ 25,000         .10      09/25/01     09/25/01     25,000
               N/ 25,000         .10      09/25/01     09/25/02     25,000
               N/  8,750        2.50      04/03/03     04/03/03      8,750
               N/  8,750        2.50      04/03/03     07/03/03      8,750
               N/  8,750        2.50      04/03/03     10/03/03      8,750
               N/  8,750        2.50      04/03/03     01/03/04      8,750

Kathy Bodnar   Q/ 25,000        1.50      10/21/02     10/21/02     25,000
               Q/ 25,000        1.50      10/21/02     10/21/03     25,000
               Q/ 25,000        1.50      10/21/02     10/21/04     25,000
               Q/ 25,000        1.50      10/21/02     10/21/05     25,000

Gaming Venture
Corp, USA      N/ 10,000        2.00      10/28/02     12/31/02     10,000
               N/ 10,000        2.00      10/28/02     03/31/03     10,000
               N/ 10,000        2.00      10/28/02     06/30/03     10,000
               N/ 10,000        2.00      10/28/02     09/30/03     10,000
Jonah
Anderson       Q/  7,500        2.00      03/14/03     03/14/04      7,500

Andrew Kawa    Q/ 25,000        2.60      05/06/03     05/06/03     25,000
               Q/ 25,000        2.60      05/06/03     05/06/04     25,000
               Q/ 25,000        2.60      05/06/03     05/06/05     25,000
               Q/ 25,000        2.60      05/06/03     05/06/06     25,000

Gary Demers    Q/  5,000        2.50      04/03/03     04/03/03      5,000


Additional Options Granted.
---------------------------

         The Board of Directors and the Majority Stockholders have resolved to have the following additional options granted to the persons indicated in the following table effective for accounting purposes at November 3, 2003, or March 1, 2004, as applicable, with respect to the additional options granted as outlined below. The market price (the "Fair Market Value") of our common stock was $4.00 on November 3, 2003, and was $5.55 on March 1, 2004, the dates of these additional grants.

          With the new options, the following table reflects the options that have been now been granted under the 2001 Plan, along with other information respecting each grant:

          As Resolved 2001 Plan Option Table Including Additional Grants
          --------------------------------------------------------------

                Qual/NonQual
                /Number of                 Grant       Vest       Out-
Optionee        Shares           Price       Date        Date       standing
--------        ------           -----       ----        ----       --------
Craig Potts     Q/100,000        1.38      09/25/01     09/25/01    100,000
                Q/281,000        1.83      01/30/03     01/30/03    281,000
               *Q/100,000        4.40      11/03/03     01/30/04    100,000
               *Q/100,000        4.40      11/03/03     01/30/05    100,000
               *Q/ 15,000        6.10      03/01/04     03/01/04     15,000
               *Q/ 25,000        6.10      03/01/04     09/01/04     25,000
               *Q/ 25,000        6.10      03/01/04     09/01/05     25,000
               *Q/ 25,000        6.10      03/01/04     09/01/06     25,000
               *Q/ 25,000        6.10      03/01/04     09/01/07     25,000

Christopher
Larson          Q/ 25,000        1.25      09/25/01     09/25/01     25,000
                Q/106,000        1.83      01/30/03     01/30/03    106,000
               *Q/100,000        4.00      11/03/03     01/30/04    100,000
               *Q/100,000        4.00      11/03/03     01/30/05    100,000
               *Q/ 15,000        5.55      03/01/04     03/01/04     15,000
               *Q/ 25,000        5.55      03/01/04     09/01/04     25,000
               *Q/ 25,000        5.55     03/01/04     09/01/05     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/06     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/07     25,000

David Stueve    Q/ 50,000        1.25      09/25/01     09/25/01     50,000
                Q/ 50,000        1.25      09/25/01     09/25/02     50,000
                Q/ 25,000        1.66      01/30/03     01/30/03     25,000
               *Q/ 25,000        4.00      11/03/03     01/30/04     25,000
               *Q/ 25,000        4.00      11/03/03     01/30/05     25,000


Jason Bohn      N/ 25,000         .10      09/25/01     09/25/01     25,000
                N/ 25,000         .10      09/25/01     09/25/02     25,000
                N/  8,750        2.50      04/03/03     04/03/03      8,750
                N/  8,750        2.50      04/03/03     07/03/03      8,750
                N/  8,750        2.50      04/03/03     10/03/03      8,750
                N/  8,750        2.50      04/03/03     01/03/04      8,750
               *N/ 25,000        4.00      11/03/03     01/30/04     25,000
               *N/ 25,000        4.00      11/03/03     01/30/05     25,000

Kathy Bodnar    Q/ 25,000        1.50      10/21/02     10/21/02     25,000
                Q/ 25,000        1.50      10/21/02     10/21/03     25,000
                Q/ 25,000        1.50      10/21/02     10/21/04     25,000
                Q/ 25,000        1.50      10/21/02     10/21/05     25,000

Gaming Venture
Corp, USA       N/ 10,000        2.00      10/22/02     12/31/02     10,000
                N/ 10,000        2.00      10/22/02     03/31/03     10,000
                N/ 10,000        2.00      10/22/02     06/30/03     10,000
                N/ 10,000        2.00      10/22/02     09/30/03     10,000

Jonah
Anderson        Q/  7,500        2.00      03/14/03     03/14/04      7,500

Andrew Kawa     Q/ 25,000        2.60      05/06/03     05/06/03     25,000
                Q/ 25,000        2.60      05/06/03     05/06/04     25,000
                Q/ 25,000        2.60      05/06/03     05/06/05     25,000
                Q/ 25,000        2.60      05/06/03     05/06/06     25,000

Gary Demers     Q/  5,000        2.50      04/03/03     04/03/03      5,000

Curt Cook      *Q/  5,000        4.00      11/03/03     10/10/04      5,000
               *Q/  5,000        4.00      11/03/03     10/10/05      5,000
               *Q/  5,000        4.00      11/03/03     10/10/06      5,000

Kath Lehnert   *Q/  1,500        4.00      11/03/03     01/30/04      1,500

Scott Onque    *Q/ 5,000         4.00      11/03/03     04/15/04      5,000

Jason Schiprett*Q/ 2,500         4.00      11/03/03     01/30/04      5,000

Gordon Graves  *Q/ 15,000        5.55      03/01/04     03/01/04     15,000
               *Q/ 25,000        5.55      03/01/04     09/01/04     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/05     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/06     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/07     25,000

Patrick Cruzen *Q/ 15,000        5.55      03/01/04     03/01/04     15,000
               *Q/ 25,000        5.55      03/01/04     09/01/04     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/05     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/06     25,000
               *Q/ 25,000        5.55      03/01/04     09/01/07     25,000


               * Denotes new options granted, and except for Messrs. Potts and
                 Larson, who are directors and executive officers of our Company, Messrs. Graves and Cruzen, who are directors of our Company, and Jason Bohn, Esq., who is our legal counsel, the remaining grantees are employees.

  PARTICIPATION BY ONE OF OUR DIRECTORS IN CURRENT COMPANY PRIVATE PLACEMENT

          Our common stock is currently traded on the American Stock Exchange ("AMEX"). Rules and regulations of AMEX require that any purchases of our common stock at below current market price by directors or executive officers must be approved by our stockholders. On March 4, 2004, our Board of Directors authorized an original, nonpublic issuance (the "Offering") of shares of our common stock at a price of $5.00 per share for an aggregate Offering price of $10,000,000. The shares of our common stock being offered under the Offering are "restricted securities," and are being offered at a discount to the current market price. Gordon Graves, a new director of our Company who was appointed as a director on March 1, 2004, desires to participate in this Offering. The Board of Directors and the Majority Stockholders have approved the participation of Mr. Graves in this Offering. Any purchases of our common stock by Mr. Graves in our Offering will be on the same terms and conditions as any purchases by non-affiliated persons.

                            DISSENTERS' RIGHTS

          There are no dissenters' rights applicable to the amendment to our 2001 Plan or the approval of Mr. Graves' participation in our Offering.


           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          Except as set forth under the captions "Grant of Certain Options Under the 2001 Plan" and "PARTICIPATION BY ONE OF OUR DIRECTORS IN CURRENT COMPANY PRIVATE PLACEMENT," above, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the increase of the shares allocable under our 2001 Plan and the additional options to be granted thereunder or the approval of Mr. Graves' participation in our Offering which is not shared by all other stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a meeting was required to have been held regarding the amendment to our 2001 Plan to increase the number of shares allocable thereunder and to grant certain additional options thereunder, and the approval of Mr. Graves to participate in our Offering, consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on March 3, 2004, the record date for determining our stockholders who would have been entitled to notice of and to vote on these matters, was 13,391,598.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          The following table sets forth the share holdings of management and those persons who own more than five percent of the Company's common stock:


                            Number of Shares           Percentage
Name and Address           Beneficially Owned           of Class(1)
----------------           ------------------           --------
Kristen Potts (2)               6,990,050                 50.3%
2955 Fox Hollow
Prior Lake, MN 55372


          (1) Calculations are based upon 13,903,598 outstanding shares on March 3, 2004, which includes an aggregate total of 512,000 shares issuable under the 2001 Plan that can presently be exercised by our two directors and executive officers, Messrs. Potts and Larson.

         (2) Consists of 6,609,050 shares owned by Kristen Potts, who is the spouse of Craig Potts, our President and one of our directors, and 381,000 shares issuable upon currently exercisable options held by Mr. Potts.

Security Ownership of Management.
---------------------------------

          The following table sets forth the shareholdings of the Company's directors and executive officers as of March 3, 2004:


                           Number of             Percentage of
Name and Address     Shares Beneficially Owned     of Class(1)
----------------     -------------------------     --------

Craig Potts (2)           6,990,050                  50.2%
2955 Fox Hollow
Prior Lake, MN 55372

Christopher Larson (3)      633,500                   4.5%
20466 Kensfield Trail
Lakeville, MN  55044

Gordon Graves                     0                     0%
1604 Crested Butte Drive
Austin, TX 78746

Patrick Cruzen                    0                     0%
16355 36th Avenue North
Suite 700
Plymouth, MN 55446

All Directors and
Executive Officers
as a group (2 persons)    7,623,550                  54.8%


          (1) Calculations are based upon 13,903,598 outstanding shares on March 3, 2004, which includes an aggregate total of 512,000 shares issuable under the 2001 Plan that can presently be exercised by our two directors and executive officers, Messrs. Potts and Larson; however, the additional 60,000 shares underlying grants of additional options made by the Board of Directors on March 1, 2004, 15,000 each to Messrs. Potts, Larson, Graves and Cruzen, are not included in these calculations as these grants can not be made effective until the effective date of the resolutions being presented to our stockholders in this Information Statement, which shall be April 5, 2004, or a date that is at least 21 days from the mailing of this Information Statement to our stockholders.

          (2) Consists of 6,609,050 shares owned by Kristen Potts, who is the spouse of Craig Potts, our President and one or our directors, and 381,000 shares issuable upon currently exercisable options held by Mr. Potts. Mr. Potts is one of the Majority Stockholders who has consented to the resolutions that have been adopted by our Board of Directors and that are covered by this Information Statement.

          (3) Includes 131,000 shares issuable under currently exercisable options held by Mr. Larson. Mr. Larson is one of the Majority Stockholders who has consented to the resolutions that have been adopted by our Board of Directors and that are covered by this Information Statement.

                VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Vote Required for Approval.
---------------------------

          Under Delaware Law, a quorum of the outstanding voting securities of a company required to be present at a meeting if a meeting were required to be held is 50.1%; and a majority of that number would be sufficient to elect directors and adopt most matters ordinarily presented, including the matters outlined herein.

          The Majority Stockholders who have voted, in writing, to approve the resolutions to amend our 2001 Plan and to approve the grants of the additional options thereunder as outlined above, and to approve the participation of Mr. Graves in our Offering, beneficially own 7,623,550 shares or approximately 54.8% of our outstanding voting securities. No other votes were required or necessary to amend the 2001 Plan or to grant the options outlined herein under the caption "Grant of Certain Options Under the 2001 Plan," above, or to approve Mr. Graves' participation in our Offering, and none are being solicited hereunder. See the caption "Voting Securities and Principal Holders Thereof," above.

Effective Date of Amendment and Additional Grants.
--------------------------------------------------

          The amendment to our 2001 Plan and the grant of the additional options outlined herein, along with Mr. Graves' participation in our Offering, will become effective on the later of the opening of business on April 5, 2004, or a date that is at least 21 days from the mailing of this Information Statement to our stockholders; however, for accounting purposes, these options may be deemed to have been issued as of the quarterly periods in which the additional options were granted by the Board of Directors as outlined above.

                                 NOTICE

 OUR BOARD OF DIRECTORS, AND THE MAJORITY STOCKHOLDERS OF OUR COMPANY WHO HAVE
  CONSENTED TO THE ADOPTION OF THE AMENDMENT TO OUR STOCK OPTION PLAN, THE GRANT OF CERTAIN ADDITIONAL OPTIONS THEREUNDER AND THE APPROVAL OF MR. GRAVES'
 PARTICIPATION IN OUR OFFERING OWN IN EXCESS OF THE REQUIRED NUMBER OF SHARES OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THESE MATTERS UNDER DELAWARE
LAW, AND HAS DONE SO.  NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND
                            NONE ARE REQUESTED.

                              BY ORDER OF THE BOARD OF DIRECTORS



March 15, 2003              CRAIG POTTS, President

                           EXHIBIT "A"

                        CASH SYSTEMS, INC.
                      2001 STOCK OPTION PLAN



     1. Purpose. The purpose of the Cash Systems, Inc. 2001 Stock Option Plan is to induce certain designated persons to continue to provide valuable services to Cash Systems, Inc. (the "Company") and to encourage such persons to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company believes the Plan is in the best interest of the Company and will promote the success of the Company. This success will be achieved by encouraging continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and implementing the long-range plans of the Company.

     Certain Options granted under this Plan are intended to be Incentive Stock Options qualified under Section 422 of the Code. The Plan also permits the grant of Nonqualified Stock Options.

     2. Definitions. For purposes of this Plan, the following terms shall have the meanings indicated below:

            (a) "Capital Stock" or "Common Stock": any of the Company's authorized but unissued shares of common stock.

            (b) "Code": the Internal Revenue Code of 1986, as amended from time to time.

            (c) "Fair Market Value": the price per share determined by the Board of Directors at the time any Option is granted. Fair Market Value of Incentive Stock Options shall be determined consistent with the Code and regulations.

            (d) "Incentive Stock Option": an option defined in Section 422 of the Code to purchase shares of the Common Stock of the Company.

            (e) "Non-Qualified Stock Option": an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase Common Stock of the Company.

            (f) "Option": the term shall refer to a Stock Option granted under this Plan.

            (g) "Option Agreement": a written agreement pursuant to which the Company grants an Option to an Optionee and sets the terms and conditions of the Option.

            (h) "Option Date": the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Company.

            (i) "Option Stock": the Common Stock of the Company (subject to adjustment as described in Section 7) reserved for options pursuant to this Plan, or any other class of stock of the Company which may be substituted therefore by exchange, stock split or otherwise.

            (j) "Optionee": a person who is eligible to receive an Option under Section 5 of the Plan and to whom an Option has been granted under the Plan.

            (k) "Plan": this Cash Systems, Inc. 2001 Stock Option Plan effective September 25, 2001, and as amended hereafter from time to time.

            (l) A "Subsidiary": any corporation in an unbroken chain of corporations beginning with the Company, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

     3. Options Available Under Plan. An aggregate of 1,000,000 shares of the Company's authorized but unissued shares of Common Stock are hereby made available for grant, and shall be reserved for issuance, under this Plan. The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 7. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

     4. Administration. The Plan shall be administered by the Board of Directors of the Company. At all times subject to the authority of the Board of Directors, the Board of Directors may from time to time delegate some or all of its authority under the Plan to a committee consisting of three (3) or more Directors (the "Committee"), and/or obtain assistance or recommendations from such Committee. If no separate committee is appointed, the Board shall constitute the Committee, and references to the Committee shall include the entire Board of Directors.

     The Company shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised. At all times, a majority of the members of the Committee making determinations about the grant of Options to employee-directors or employee-officers must be disinterested in the grant being made. The Committee may from time to time adopt rules and procedures for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

     5. Eligibility for Stock Options. Incentive Stock Options under the Plan may only be granted to such employees of the Company or any Subsidiary thereof, as selected by the Committee. Non-Qualified Stock Options may be granted to key employees, non-employee directors and any other persons providing valuable services to the Corporation.

     In selecting the employees or other persons to whom Stock Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan. For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all Incentive Stock Option plans of the Company and all subsidiary corporations) shall not exceed $100,000. Subject to the provisions of Section 3, an optionee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. Any Incentive Stock Option that becomes exercisable and exceeds the above limitation shall be treated as a Non-Qualified Option.

     No Stock Option may be granted under this Plan later than the expiration of ten (10) years from the Effective Date.

     6. Terms and Conditions of Options. Whenever the Committee shall designate an Optionee, it shall communicate to the Secretary of the Company the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan. The President or other officer of the Company shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

          (a) Number of shares and option price. The Option Agreement shall state the total number of shares to which it pertains. The price of Incentive Stock Option Stock shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. In the event an Incentive Stock Option is granted to an employee, who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Company's stock then outstanding, the price of the shares of Option Stock which will be covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Stock at the Option Date. Non-Qualified Options may be granted at a price equal to, greater than or less than Fair Market Value at the date of grant. The Option price shall be subject to adjustment as provided in
     Section 7 hereof.

          (b) Period of options and right to exercise. Options granted under this Plan shall be subject to such terms and conditions, shall be exercisable at such times and shall be evidenced by such form of written Option Agreement as the Committee shall determine, provided that such determinations are not inconsistent with Code Section 422 and the regulations thereunder. The Option Agreement may, at the discretion of the Committee, provide for the acceleration of vesting of Options upon a "Change in Control" of the Company, as defined in Section 6(h) below.

      In addition, no Option granted, shall by its terms, be exercisable after the expiration of ten (10) years from the date such Option is granted. Except, however, Incentive Stock Options granted to any employee who at the Option Date owns more than ten percent (10%) of the voting power of all shares of the classes of Company's stock then outstanding, may not be exercisable after expiration of five (5) years from the Option Date. The period during which the Option may be exercised, once it is granted, shall not be reduced, except as provided in paragraphs (c), (d) and (e) below. The exercise of any Option will be contingent upon receipt by the Company of payment as provided in paragraph (f) below for the full purchase price of such shares. No Optionee or his or her legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an Option unless and until certificates for such shares are issued under the terms of the Plan.

          (c) Termination of Employment or Service. Unless the Option Agreement otherwise provides, in the event that an Optionee shall cease to be employed by (or performing services for, in the event of a Non-Qualified Stock Option) the Company for any reason other than death, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, such Optionee shall have the right to exercise any outstanding Options at any time within three (3) months after the termination of employment (or service in the case of a Non-Qualified Stock Option). Notwithstanding the foregoing, in the case of a disabled employee or other Optionee, the Board of Directors at its discretion may permit exercise of Options within one year of termination of employment). In the event an Optionee shall cease to be employed, or in the case of an independent consultant, shall cease to provide services to the Company, for "cause," any outstanding Options in favor of such Optionee shall immediately terminate and such Optionee shall have no right to exercise any such Options. For purposes of this Plan, the terms "disability " and "cause" shall have the meanings ascribed such terms in the employment or independent consulting agreements between the Company and any such Optionees.

           (d) Death of Optionee. If the Optionee holding a "Qualified Stock Options" shall die (i) while in the employ of or while providing services to the Company or any Subsidiary, or (ii) within a period of three (3) months after the termination of his or her employment with the Company or any subsidiary as provided in paragraph (c) of this section, and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan shall be exercisable until the earlier of the originally stated date of termination or one year from the date of death. Such Option shall be exercised pursuant to subparagraph (f) of this Section by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of his or her death.

           (e) Transfer of Option. Each Option granted hereunder shall, by its terms, not be transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee. Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

          (f) Manner of Exercise of Options. An Option may be exercised, in whole or in part, at such time or times and with respect to such number of shares, as the Board of Directors, in its sole discretion, shall determine at the time that the Option is granted. The Option terms shall be set forth in the Option Agreement granting the Option. Such Option shall be exercisable only within the Option period and only by
      (i) written notice to the Company of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Company; and (iii) payment to the Company of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash, by cashier's check (by personal check at the discretion of the Company) or by a "cashless exercise" procedure established between the Company and a stock brokerage firm, subject to compliance with applicable securities laws. When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Company before the Agreement is returned to the Optionee. When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be canceled and retained by the Company.

          (g) Delivery of Certificate. As promptly as practicable after receipt of the written notice and payment specified above, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

          (h) Change in Control. A "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934 as amended ("Exchange Act")) is or becomes the beneficial owner (as that term is used in
      Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the voting Capital Stock of the Company ("Voting Stock") or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a change in control for the purposes of this Plan.

          (i) Other Provisions. The Option Agreements authorized under this Section shall contain such other provisions as the Committee shall deem advisable.

      7. Adjustment of Number of Shares. If, and to the extent that, the number of issued shares of the Capital Stock of the Company shall be increased or reduced by change in par value, recapitalization, reorganization, merger, consolidation, split up, distribution of a dividend payable in stock or the like, the number of shares subject to the Option and the Option price therefor shall be equitably adjusted by the Committee consistent with such change to prevent substantial dilution or enlargement of the rights granted to or available to Optionees.

     Subject to the foregoing, the grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     8. No Rights as Stockholder. An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Company with respect to the shares covered by his or her Option until such shares shall have been issued to the Optionee.

     9. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option. Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the employer Company's rights to terminate such employment.

    10. Withholding Taxes. If required by law, upon a disqualified disposition of an Incentive Stock Option, the Company shall have the right to require any Optionee that is or was an employee as of the Option Date, to remit to the Company an amount sufficient to satisfy any federal and state withholding or other employment taxes, if any, resulting from such option exercise or early disposition of Option Stock. Payment of such amount may be made in the same manner as payment of the exercise price or by tendering previously owned shares of the Company's Common Stock with a Fair Market Value on the date of exercise equal to such amount, subject to compliance with applicable securities laws.

     11. Common Stock Acquired for Investment. Common Stock acquired by an Optionee under this Plan by exercise of any Option shall be acquired by the Optionee for investment and without intention of resale, unless, in the opinion of counsel of the Company, such common stock may be purchased without any investment representation. Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Optionee as a condition of the Optionee exercising an Option under this Plan, and the Committee may place an appropriate legend on the common stock issued to the Optionee indicating that such common stock has not been registered under federal or state securities laws. Each Option shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, then such Option shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing contained herein shall require the Company to register the Options or the shares of voting common stock purchased upon the exercise of said Options.

     12. Effective Date. This Plan shall be effective September 25, 2001 (the "Effective Date") as approved by the Board of Directors, subject to approval by the shareholders of the Company. However, unless within 12 months after the Plan is adopted by the Board of Directors, the Plan is approved by the vote of the holders of a majority of the outstanding Capital Stock of the Company, the Plan and options granted hereunder shall not qualify under
Section 422 of the Code. All subsequent stock options granted hereunder will be Non-Qualified Stock Options. All Options granted prior to disqualification of the Plan for failure to obtain shareholder approval shall be converted to Non-Qualified Stock Options.

    13. Liquidation. Upon the complete liquidation of the Company, any unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 7 in connection with a merger, consolidation or reorganization of the Company.

    14.  Termination and Amendment of the Plan.  This Plan shall terminate ten
(10) years after the Effective Date or at such earlier time as the Board of Directors shall determine. Any termination shall not affect any Options then outstanding under the Plan.

     The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Company, except as provided in Section 7 hereof, (a) increase the number of shares reserved for Options under this Plan, (b) change the manner of determining the Option price for Incentive Stock Options, (c) increase the maximum term of the Options provided for herein or (d) change the class of persons eligible to receive Options under the Plan.

    15. Governing law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Minnesota without reference to the principles of conflicts of law thereof.